SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
                              ----------------

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


                      August 2, 2001 (August 2, 2001)
                     ---------------------------------
              Date of Report (Date of earliest event reported)


                              RCN CORPORATION
        --------------------------------------------------------------
           (Exact name of Registrant as specified in its charter)

                                  Delaware
                          (State of Incorporation)

                                  0-22825
                           (Commission File No.)

                                 22-3498533
                    (IRS Employer Identification Number)


               105 Carnegie Center, Princeton, NJ 08540-6215
        (Address of principal executive offices, including zip code)


                                (609) 734-3700
             (Registrant's telephone number, including area code)


                                Not Applicable
         (Former name or former address, if changed since last report)


 Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

    (c)      Exhibits

    Exhibit 99.1 Description of Slides Regarding RCN Corporation's Presentation at its 2nd Quarter Results
                     Conference Call in Princeton, NJ on August 2, 2001

Item 9. Regulation FD Disclosure.

RCN Corporation is making available various slides in connection with the company's presentation at its 2nd Quarter Results Conference Call in Princeton, NJ on August 2, 2001. The contents of these slides are described in
Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Some of the statements contained in this Current Report on Form 8-K discuss future expectations, contain projections of results of operations or financial condition or state other forward-looking information. Those statements are subject to known and unknown risks, uncertainties and other factors that could cause the actual results to differ materially from those contemplated by the statements. The "forward-looking" information is based on various factors and was derived using numerous assumptions. In some cases, these so-called forward-looking statements can be identified by words like "may," "will," "should," "expects," "plans," "anticipates," "believes," estimates," "predicts," "potential," or "continue" or the negative of those words and other comparable words. These statements only reflect our prediction. Actual events or results may differ substantially. Important factors that could cause actual results to be materially different from the forward-looking statements include availability of financing, regulatory approvals, uncertainty relating to economic conditions, government and regulatory policies, pricing and availability of equipment, materials, inventory and programming, the number of potential customers in a target market, the completion of acquisitions or divestitures, acceptance of the our services, the availability and success of strategic alliances or relationships, our ability to develop and penetrate existing and new markets, technological developments and changes in the industry, changes in the competitive environment in which RCN operates and the emergence of future opportunities. Additional information concerning these and other important factors can be found in our other filings with the Securities and Exchange Commission. Statements in this filing should be made in light of these important factors.

The information in this Current Report on Form 8-K is furnished pursuant to
Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The filing of this Current Report on Form 8-K is not an admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

The information contained in this Current Report on Form 8-K is summary information that is intended to be considered in the context of our SEC filings and other public announcements that we may make, by press release or otherwise, from time to time. We undertake no duty or obligation to publicly update or revise the information contained in this Current Report on Form 8-K, although we may do so from time to time as we believe warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.


                                  SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                RCN Corporation


                                By:   /s/ John Jones
                                      ----------------------------------
                                Name:  John J. Jones
                                Title: Executive Vice President,
                                       Secretary and General Counsel


Date: August 2, 2001




                               EXHIBIT INDEX

Exhibit
   No.

  99.1 Description of Slides Regarding RCN Corporation's Presentation at its 2nd Quarter Results Conference Call in Princeton, NJ on August 2, 2001








EXHIBIT 99.1

Description of Slides Regarding the Company's Presentation at its 2nd Quarter Results Conference Call in Princeton, NJ on August 2, 2001.

Slide 01
Large RCN Corporation logo. Title: RCN Corporation, 2nd Quarter 2001 Operations Review August 2, 2001

Slide 02
RCN Continued Its Steady Progress in Reducing EBITDA loss:
$ in millions

                           4Q00             1Q01              2Q01
                           ----             ----              ----
Revenue                    $114             $125             $130
Gross profit                 57               65               71
SG&A                        170              155              136
EBITDA                     (113)             (90)             (65)

Slide 03
Cash Burn Has Slowed
                           4Q00             1Q01              2Q01
                           ----             ----              ----
EBITDA                    (113)              (90)             (65)
Capex/Inventory           (573)             (233)            (157)
Other Working Capital
-as reported               320              (155)              11
-normalized*               120                45               11
Operating Cash
As reported               (366)             (478)            (210)
Normalized*               (566)             (278)            (210)

* $200M of 4th quarter expenses were paid in the 1st quarter 2001

Slide 04
Growth in RCN's Residential Business Remains Strong While Commercial/ISP Reflects Change in Strategic Direction

                                    Revenue Growth, Quarter over Quarter
                                    1Q01             2Q01
Residential                          8%               13%
Commercial                          14%               (6)%
ISP                                 10%               (9)%
Recip Comp                          28%              (26)%
TOTAL                               10%                5%

Slide 05
                                    3Q00             4Q00              1Q01             2Q01
         Gross Sales               121,140          122,770           116,280           121,485
         Net Adds                   56,672           68,717            55,349            65,916
         Net sold                   35,672           68,717            55,349            55,416
         Acquisitions               13,000                0             9,608                 0
         Converted                   4,000                0             2,000            10,500
Churn
         Units                       7,747            6,882             8,524            12,772
         Percentage                   2.2%             1.7%              1.8%             2.4%


Slide 06
 ...Which is Reducing Acquisition Costs

Graph showing:             3Q00           4Q00             1Q01           2Q01
$ per gross install        $331           $403             $242           $229


Slide 07

Gross Profit Margins Continue to Improve Despite Declining Reciprocal Compensation Revenue:

-Gross Margin went from 50.5% in 4Q00, to 52% in 1Q01 to 54.6% in 2Q01 -Recip comp down by 2.3 m
-Cost of sales down in Q2 due to efforts such as
 Engineering and Revenue Assurance
-Price increases in several markets
-Exiting or converting resale and off-net customers
-Exiting DSL

Slide 08

RCN Continues to Experience Significant Progress in Reducing SG & A Costs

Graph showing SG & A going from $170M in 4Q00 to $154M in 1Q01 to $135M in 2Q01, and Headcount going from 7,142 at 4Q00 to 6,431 at 1Q01 to 5,869 at 2Q01

-        1,273 Headcount decline in 2 quarters
-        Sales Acquisitions costs down almost 40% in 2 quarters
-        Calls per connection down over 20%
-        Cost per call down 7.5%
-        Tech productivity up 18%

Slide 09

Looking Forward, RCN Expects to Continue its Steady Progress...
         Grow Revenues Profitably
-Grow core on-net residential revenue
-exit commercial and residential resale or move to on-net
-manage wireless residential - move to on-net, exit or make profitable -exit commercial type II interconnect or move on-net
-exit DSL
-position the wholesale business for growth in 2002
-pursue fast payback commercial/wholesale opportunities with an eye to contributing cash back to residential or monetizing our excess capacity -manage our ISP to maximize profitability - likely to continue to see slow decline in revenue
-recip comp decline expected

Slide 10

 ...Reduce Costs
-Drive costs out of our direct network costs and ensure all costs drive revenue
-Continue to reduce SG & A
         -redesign and systematize our processes
         -lower call to customer service
         -reduce truck rolls for installs
         -further reduce acquisition costs
-Continue our prudent targeting of capital spend
         -no new markets
         -slower new homes passed
         -concentrate on making homes passed marketable
         -fast payback on commercial/wholesale capital